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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                           EDITORIAL CONTACT:
                                                Suzan Woods
                                                Director of Marketing
                                                (650) 812-6112
                                                swoods@legato.com


                                                INVESTOR CONTACT:
                                                Stephen C. Wise
                                                Chief Financial Officer
                                                (650) 812-6102
                                                swise@legato.com

            LEGATO SYSTEMS, INC. ANNOUNCES DEFINITIVE AGREEMENT TO
                        ACQUIRE FULLTIME SOFTWARE, INC.

    PALO ALTO, CA, October 26, 1998--Legato Systems, Inc. (Nasdaq:LGTO), a leader in the enterprise storage management software market, today announced that it has signed a definitive agreement to acquire FullTime Software, Inc. (Nasdaq: FTSW) in a transaction valued at approximately $69.4 million. The transaction is expected to close by, or shortly after, December 1998, and is subject to the satisfaction of standard closing conditions, including regulatory approval and the approval of FullTime's stockholders. The acquisition is contemplated to be a tax-free reorganization in which Legato will issue 1,721,000 shares of its stock in exchange for all of the stock and options of FullTime Software. The transaction is expected to be accounted for as a pooling of interests. Legato intends to integrate the complete FullTime product portfolio into the Legato product line following the acquisition. The transaction is expected to be accretive to earnings for Legato's 1999 fiscal year.

    FullTime Software, Inc., formerly known as Qualix Group, Inc., is the market leader and leading developer of distributed, enterprise-wide, cross-platform, adaptive computing solutions that enable customers to proactively manage application service level availability. Its products help customers to optimize IT resources while maximizing reliability, accessibility, and efficiency of applications across a continuum of business events. FullTime Software products have ensured the availability of business-critical applications at more than 17,000 installations around the world, including government organizations and many Fortune 1000 companies in telecommunications, finance, retail, high technology, and other industries.


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Legato Announces Definitive Agreement to Acquire FullTime Software, Inc.,
Page Two

    Located in San Mateo, CA, FullTime Software provides enterprise and departmental solutions that ensure applications, data, and system resources are available to users on a "full time" basis. FullTime's solutions are the industry's first to enable service level availability during planned computing events, such as operational maintenance or installations, application tuning, upgrades and configuration changes. By expanding its solutions to cover unplanned computing events, such as system, application and network failures, FullTime addresses the larger, more challenging and growing problem of eliminating downtime for Fortune 1000 customers.

    Louis C. Cole, president and CEO of Legato Systems, Inc., said, "The combination of FullTime Software with Legato Systems fits perfectly with our expanded Enterprise Storage Management Architecture (ESMA) announced on August 17, 1998. FullTime Software's high availability, clustering, and service level availability products will give us a significant market advantage in answering the data accessibility needs of our customers."

    According to Richard G. Thau, CEO of FullTime Software, Inc., "We are very excited about the combination of FullTime's market-leading technology and products with Legato's industry-leading sales and distribution channels."

ABOUT LEGATO SYSTEMS
--------------------
    Legato Systems, Inc. develops, markets, and supports an integrated set of enterprise storage management software products for heterogeneous client/server computing environments. Large customers around the world select the Company's solution because of its reliability, platform independence, and ability to seamlessly integrate with existing and future computing environments. Legato's storage management software has become the recognized de facto standard with the largest installed base, representing over 37,000 customers, protecting more than 4,000,000 systems. Twenty-four of the world's largest system and applications vendors have chosen Legato's software as their preferred storage management solution for their customers, including Banyan, BMC Software, Compaq/Digital, Compaq/Tandem, Data General, Fujitsu/Amdahl, Fujitsu/ICL, Groupe Bull, Hewlett-Packard, Hitachi, Informix, NEC, Netscape, Network Appliance, Nihon-Unisys, Oracle, Siemens Nixdorf, Silicon Graphics, Sony and Sun Microsystems. The Company's NetWorker, BusinessSuite, SmartMedia, and GEMS products are also licensed, resold, or endorsed by other major vendors, including Computer Associates; Tivoli, an IBM company; Microsoft Corporation; MTI Technology; Novell; and SAP. Legato's home page address on the World Wide Web is http://www.legato.com.


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Legato Announces Definitive Agreement to Acquire FullTime Software, Inc.,
Page Three

    This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical or anticipated results in such statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, risk of a downturn in FullTime's results of operations during the period the merger is pending, and other risks discussed in the "Risk Factors" section of the Company's Report on Form 10-K filed with the Securities and Exchange Commission in March 1998, and in the "Risk Factors" section of the Company's Report on Form 10-Q filed with the Securities and Exchange Commission in August, 1998, copies of which are available on request from the Company. This public announcement contains information that is accurate as of October 26, 1998, the date of this public announcement.


                                      ###


Legato Networker and Legato SmartMedia are registered trademarks, and NetWorker Archive, NetWorker HSM, ClientPak, SmartClient, StorSuite, BusinessSuite, Power Edition, Legato GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. All other products, trademark, company, or service names mentioned herein are the property of their respective owners.

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

                       [LOGO OF FULLTIME APPEARS HERE]

Contact:  Bruce C. Felt
          Chief Financial Officer
          FullTime Software
          650-572-0200 x3422
          bfelt@fullsw.com

For Immediate Release
---------------------

           FULLTIME SOFTWARE ANNOUNCES MERGER WITH LEGATO SYSTEMS

SAN MATEO, CA OCTOBER 26, 1998 FullTime Software, Inc. (NASDAQ: FTSW), formerly known as Qualix Group, Inc., announced today that it has agreed to merge with Legato Systems, Inc. (NASDAQ: LGTO). Pursuant to an agreement and plan of reorganization dated as of October 25, 1998, each holder of an outstanding share of FullTime common stock will receive a fraction of a share of Legato common stock equal to the exchange ratio. The exchange ratio is determined by dividing the numerator, which is 1,721,000 shares of Legato common stock, by the denominator, which is equal to the sum of the aggregate number of shares of FullTime common stock outstanding at the effective time of the merger and the aggregate number of shares of FullTime common stock issueable pursuant to outstanding options.

As of October 22, 1998, FullTime had outstanding approximately 10.7 million shares of common stock and 1.4 million shares of FullTime common stock issuable pursuant to outstanding options. For example, at Friday's closing price of Legato stock at $40.31, one share of FullTime common stock would be valued at $5.73.

The combination, which is expected to close in late December 1998 or early January 1999, will be accounted for as a tax-free pooling of interests and is subject to the approval of FullTime's stockholders. Legato has received the agreement of certain Company stockholders holding approximately 20% of the Company's common stock to vote in favor of the transaction.

Further details regarding this announcement are contained in Legato's press release dated October 26, 1998.

ABOUT FULLTIME SOFTWARE

FullTime Software, Inc., formerly known as Qualix Group, Inc., is a leading developer of enterprise-wide, cross-platform adaptive computing solutions that enable customers to proactively manage application service level availability. Its products help customers to optimize IT resources while maximizing reliability, accessibility and efficiency of applications across a continuum of business events. FullTime Software products have ensured the availability of business-critical applications at more than 17,000 installations around the world, including many Fortune 1000 corporations in the telecommunications, finance, retail, high technology and other industries. The company is headquartered in

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San Mateo, CA, with 22 sales offices worldwide and distribution across more than
70 countries. Effective July 7, 1998, Qualix began conducting business as "FullTime Software, Inc.," and trading in the Company's common stock commenced on the NASDAQ National Market under the ticker symbol "FTSW." For more information contact FullTime Software at (650) 572-0200, e-mail info-pr@fullsw.com or visit http://www.fulltimesoftware.com

The statements contained in this news release, other than historical financial information, may consist of forward-looking statements that involve risks and uncertainties, including, but not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, and a risk of a downturn in results of operations during the period the merger is pending. Consequently, the Company's actual results could differ materially from expectations. The various factors that could cause the actual results to differ from the expected results are detailed in the Company's recent Report on Form 10-K dated September 28, 1998 filed with the Securities and Exchange Commission, including, in particular, the "Risk Factors."

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